Exhibit 10.14


                             TERMINATION AGREEMENT


         This Termination Agreement (the "Agreement") is made and entered into this 28th day of February, 2002, by and between The University of Texas M.D. Anderson Cancer Center ("UTMDACC"), a component institution of The University of Texas System, and B. Twelve, Inc. ("BTI").

         WHEREAS, UTMCACC and BTI entered into a Sponsored Laboratory Study Agreement dated August 31, 1999, which was amended by an Amendment No. 1 to Research Agreement dated November 20, 2000 (the "SLS Agreement");

         WHEREAS, the SLS Agreement provided for BTI to sponsor a study (the "Study") undertaken by UTMDACC and Dr. Robert Newman (the "Principal Investigator");

         WHEREAS, BTI is in default of its financial obligations to UTMDACC under the SLS Agreement; and

         WHEREAS, the parties desire to terminate the SLS Agreement;

         NOW THEREFORE, for good and valuable consideration, including in consideration of the mutual benefits, terms, and conditions expressed herein, the parties hereby agree as follows:

1. The SLS Agreeement is hereby terminated, and as a consequence of which, all terms and provisions of the SLS Agreement are hereafter null, void, and unenforceable. Neither party shall hereafter owe any duty or obligation to the other under the SLS Agreement.

2. The parties hereby release, waive, and relinquish all rights, claims and benefits under the SLS Agreement.

3. UTMDACC and the Principal Investigator shall have the unrestricted right to continue and pursue the Study in any manner and with any other party or sponsor and without any obligation to BTI.

4. This Agreement shall be governed by the laws of the State of Texas without regard to its conflicts of law provisions.

5. This Agreement may be signed in multiple counterparts, each of which shall be deemed an original, but all of which together shall be one and the same instrument.


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         NOW THEREFORE, having agreed to the terms and provisions set forth herein, the parties have caused this Agreement to be signed as of the date written above by the duly authorized representatives below.

THE UNIVERSITY OF TEXAS                                B. TWELVE, INC.
M.D. ANDERSON CANCER CENTER


By: /s/Leonard A. Zwelling                             By: /s/Jean-Luc Berger
-------------------------------------                  -------------------------
Leonard A. Zwelling, M.D., M.B.A.                      Jean-Luc Berger, Ph.D.
Vice President for Research Administration             President & C.E.O.

Date: 3/14/02                                          Date: February 28, 2002
-------------------------------------                  -------------------------
Reviewed and approved
for signature:(illegible)
              -----------------------



Approved for signature:

/s/Robert A. Newman
------------------------------
Robert A. Newman, Ph.D.